                                                        EX-10.11(b)
                 Revolving Credit Note


            THE WITHIN NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT OR (ii) IN THE OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE MAKER, SUCH OFFER, SALE, OR OTHER TRANSFER IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              REVOLVING CREDIT NOTE

      FOR VALUE RECEIVED, at the times and place, and in the manner, below provided, NB, II, INC.; NORTHLAND BROADCASTING, LLC; READING RADIO, INC.; CENTRAL MISSOURI BROADCASTING, INC.; CMB II, INC.; NORTHERN COLORADO RADIO, INC.; NCR II, INC.; TRI-STATE BROADCASTING, INC.; CENTRAL MICHIGAN NEWSPAPERS, INC.; GRAPH ADS PRINTING, INC.; GLADWIN NEWSPAPERS, INC.; CADILLAC NEWSPAPERS, INC.; MIDLAND BUYER'S GUIDE, INC.; CMN ASSOCIATED PUBLICATIONS, INC.; CENTRAL MICHIGAN DISTRIBUTION CO., INC.; CENTRAL MICHIGAN DISTRIBUTION CO., L.P.; BRILL NEWSPAPERS, INC.; BRILL RADIO, INC.; HURON HOLDINGS, LLC; NORTHERN COLORADO HOLDINGS, LLC; NCR III, LLC; NORTHLAND HOLDINGS, LLC, CMN HOLDINGS, INC.; NCH II, LLC; ST. JOHNS NEWSPAPERS, INC.; HURON NEWSPAPERS, LLC; and HURON P.S., LLC (hereinafter together with their successors and assigns collectively referred to as "Makers"), jointly and severally promise to pay to BMC HOLDINGS, LLC, a Virginia limited liability company ("Lender"), or order, the principal sum of One Hundred Eight Million and 00/100 Dollars ($108,000,000) together with interest thereon as provided in the Credit Agreement defined below.

      1. Defined Terms. Any and all initially capitalized terms used herein shall have the meanings ascribed to them under that certain Revolving Credit Agreement, dated as of December 30, 1997 ("Credit Agreement"), entered into between the Makers, on the one hand, and the Lender, on the other hand. This Revolving Credit Note (the "Note") is the Revolving Credit Note defined in the Credit Agreement and is subject to, and entitled to the benefits of, the terms and conditions of the Credit Agreement.

      2. Interest Rate. This Note shall bear interest at the various rates determined and calculated pursuant to the provisions of Section 2.3 of the Credit Agreement.

      3. Time, Place and Manner of Payments. All principal and interest due hereunder is payable at the times and place, and in the manner, set forth in
Section 2.8 of the Credit Agreement.

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      4. Maturity Date. This Note shall be due and payable in full on the
Maturity Date as defined in the Credit Agreement.

      5. Prepayments. Makers may prepay the principal balance due under this Note, in whole or in part, at any time or from time to time, without penalty or permission upon three (3) Business Days' prior written notice.

      6. Application of Payments. Except to the extent otherwise provided in the Credit Agreement, all payments (including prepayments) made hereunder shall be applied first to fees and expenses, then to the payment of accrued and unpaid interest, with the balance remaining applied to the payment of the unpaid principal balance of this Note.

      7. Incorporation. THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE CREDIT AGREEMENT, ALL OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND MADE A PART HEREOF.

      8. GOVERNING LAW. THIS NOTE AND THE OTHER CREDIT DOCUMENTS (EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      9. JURISDICTION AND VENUE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS SECTION OR THE OTHER CREDIT DOCUMENTS MAY BE TRIED AND LITIGATED IN THE COMMONWEALTH OF VIRGINIA. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT ANY SUCH COURT SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS SECTION, OR THE OTHER CREDIT DOCUMENTS. SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THEIR ADDRESS SPECIFIED FOR NOTICES PURSUANT TO SECTION 8.1 OF THE CREDIT AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS SHALL FOR ALL PURPOSES BE DEEMED TO HAVE BEEN ENTERED INTO IN THE COMMONWEALTH OF VIRGINIA.

      10. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject


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

mater of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The parties hereto each (1) acknowledge that this waiver is a material inducement for the parties to enter into a business relationship, that the parties hereto have already relied on this waiver in entering into this Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (2) further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, OR MODIFICATIONS OF THIS AGREEMENT. In the event of litigation, this Note and other Credit Documents may be filed as a written consent to a trial by the court.

      11. Expenses. In addition to all other sums payable hereunder or under the Credit Agreement, if an Event of Default occurs, Makers shall pay all reasonable out-of-pocket expenses incurred by Lender, including fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom or in connection with any subsequent refinancing or restructuring of the Credit Obligations.

      12. Amendments, etc. This Note may not be changed, modified, amended, or terminated except as provided in the Credit Agreement.

      13. Headings. Section headings used in this Note are solely for convenience of reference, shall not constitute a part of this Note for any other purpose, and shall no affect the construction of this note.

WITNESS the following               MAKERS:
signatures as of December
30, 1997:                           NORTHLAND BROADCASTING, LLC

                                    By:   Northland Management, Inc., a
                                            Virginia corporation,
                                            Managing Member


                                    By:________________________________
                                       a duly Authorized Officer


                                    READING RADIO, INC.


                                    By:________________________________
                                       a duly Authorized Officer


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

                                    CENTRAL MISSOURI BROADCASTING, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    NORTHERN COLORADO RADIO, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    TRI-STATE BROADCASTING, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    CMB II, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    NB II, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    CENTRAL MICHIGAN NEWSPAPERS, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    GRAPH ADS PRINTING, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    GLADWIN NEWSPAPERS, INC.


                                    By:________________________________
                                       a duly Authorized Officer

                                    CADILLAC NEWSPAPERS, INC


                                    By:________________________________
                                       a duly Authorized Officer


                                    MIDLAND BUYER'S GUIDE. INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    CMN ASSOCIATED PUBLICATIONS, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    CENTRAL MICHIGAN DISTRIBUTION CO.,
                                      INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    CENTRAL MICHIGAN DISTRIBUTION CO.,
                                      INC.

                                    By:   Central Michigan Distribution
                                            Co., Inc., Its General
                                            Partner


                                    By:________________________________
                                       a duly Authorized Officer


                                    BRILL NEWSPAPERS, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    BRILL RADIO, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    HURON HOLDINGS, LLC

                                    By:

                                    By:________________________________
                                       a duly Authorized Officer


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

                                    NORTHERN COLORADO HOLDINGS, LLC

                                    By:


                                    By:________________________________
                                        a duly Authorized Officer


                                    NCR III, LLC

                                    By:


                                    By:________________________________
                                       a duly Authorized Officer


                                    NORTHLAND HOLDINGS, LLC

                                    By:


                                    By:________________________________
                                       a duly Authorized Officer


                                    CMN HOLDINGS, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    NCH II, LLC

                                    By:


                                    By:________________________________
                                       a duly Authorized Officer


                                    ST. JOHNS NEWSPAPERS, INC.


                                    By:________________________________
                                       a duly Authorized Officer


                                    NCR II, INC.


                                    By:________________________________
                                       a duly Authorized Officer


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

                                    HURON NEWSPAPERS, LLC

                                    By:   Huron Management, Inc., a
                                             Virginia corporation,
                                             Managing Member


                                    By:________________________________
                                       a duly Authorized Officer


                                    HURON P.S., LLC

                                    By:   Huron Management, Inc., a
                                             Virginia corporation,
                                             Managing Member


                                    By:________________________________
                                       a duly Authorized Officer


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